SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8

                      AMENDMENT TO APPLICATION OR REPORT
                 Filed pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

     CIS Capital Equipment Fund, Ltd. 2, a California Limited Partnership
                        Commission File Number 0-16763

                                AMENDMENT NO. 2


      The undersigned registrant hereby amends its current report on Form 8-K dated March 31, 1995, filed May 5, 1995, (via EDGAR 0000807060-95-000003) to add the following exhibits as set forth below:

Item 7.  (c)   Exhibits and Financial Statement Schedules.

         (a)   Exhibits (to be sent in paper format).

28.55    (A)   Termination Agreement dated March 30, 1995, is among (a)
               Tidewater Ventures, Inc., a Louisiana corporation (the
               Charterer"), charterer of the United States flag vessels (i) EARL
               TIDE, official number 628361, (ii) JAVELIN TIDE, official number
               646003, (iii) ODYSSEY TIDE, official number 650478 and (iv)
               PRINCESS TIDE, official number 651370 (each a "Vessel" and collectively the "Vessels") pursuant to four (4) separate
               Bareboat Charter Parties, each dated May 30, 1988 (the
               "Charters") between the Charterer and Shipowner defined below:

         (B)   Tidewater, Inc., a Delaware corporation (the "Guarantor"); and

         (C)   First Security Bank of Utah, N.A. as owner trustee (the
               "Shipowner").


28.56 Bills of Sale dated March 30, 1995, with regard to the four (4) vessels as named and numbered in Exhibit 28.55 (A) above.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CYPRESS EQUIPMENT FUND, LTD.
                                    A Florida Limited Partnership


                                    RJ LEASING, INC.
                                      A General Partner



Date: May 24, 1995                   By:J. Davenport Mosby, III
                                        J. Davenport Mosby, III
                                        President